                                                                   EXHIBIT 10.10

                             JOINDER AGREEMENT AND
               FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


     THIS JOINDER AGREEMENT AND FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT dated as of June 30, 1995 (the "Fifth Amendment") by and among INTERFACE FLOORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), TRUST COMPANY BANK, a Georgia banking corporation (the "Bank") and INTERFACE, INC., a corporation organized and existing under the laws of the State of Georgia ("Interface").


                              W I T N E S S E T H:


     WHEREAS, the Borrower and the Bank are parties to, and Interface has executed, for the purpose of acknowledging certain terms thereof, that certain Revolving Credit Loan Agreement dated as of August 5, 1991, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 1992, by that certain Second Amendment to Revolving Credit Agreement dated as of August 5, 1993, by that certain Third Amendment to Revolving Credit Agreement dated as of June 15, 1994, and as further amended by that certain Fourth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1994, pursuant to which the Bank agreed to make to the Borrower certain revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $4,250,000.00 (as amended, the "Loan Agreement"; all terms used herein without definition shall have the meanings set forth in the Loan Agreement); and

     WHEREAS, the Borrower has requested and the Bank has agreed to amend the Loan Agreement to allow Interface to become a joint and several borrower thereunder, to extend the Commitment for an additional year and to make certain other conforming changes to the Loan Agreement;

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) paid in hand and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     A. JOINDER AGREEMENT. Interface hereby agrees that it is and hereafter shall be jointly and severally liable with the Borrower with respect to all of the Obligations of the Borrower arising pursuant to the Loan Documents, whether now existing or hereafter created, and shall be primarily and fully liable thereunder to the Bank to the same extent and with the same effect as though Interface had been named as a joint and several borrower originally executing and delivering the Loan Agreement and the Revolving Credit Note.

     B.  AMENDMENTS.  The Loan Agreement is hereby amended as follows:

     1. The words "joined in by" and "to the extent and for the purposes set forth below in Articles IV and V" set forth in the last three lines of the preamble to the Loan Agreement are hereby deleted.

     2.  Section 1.01 of the Loan Agreement is hereby amended as follows:

         (a) by deleting the definitions of "1993 Credit
     Agreement," "Credit Party," "Guarantors" and "Guaranty Agreements" in their entirety and substituting the following in lieu thereof:

                "1995 Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of June 30, 1995 among Interface, Inc., Interface Scherpenzeel B.V., Interface Europe Limited, each of the Lenders listed on the signature pages thereof, The First National Bank of Chicago as Multicurrency Agent thereunder and Trust Company Bank as Domestic Agent and Collateral Agent thereunder.

                "Credit Parties" shall mean, collectively, the Primary Credit Party and the Guarantors.

                "Guarantors" shall mean, collectively, Interface Europe, Inc., formerly, Interface International, Inc., a Georgia corporation, Rockland React-Rite, Inc., a Georgia corporation, Interface Research Corporation, a Georgia corporation, and Pandel, Inc. a Georgia corporation.

                "Guaranty Agreements" shall mean, any one or more Guaranty Agreements executed in favor of the Bank substantially in the form of Exhibit B attached hereto, by each of the Guarantors.'

           (b) by adding the following definition of "Primary
     Credit Party" in appropriate alphabetical order:

                `"Primary Credit Party" shall mean, collectively, the Borrower and Interface, who are jointly and severally liable for the Obligations under this Agreement and the Revolving Credit Note, and with respect to the provisions of the Loan Agreement regarding the ability to request Borrowings pursuant to the Commitment, to select interest rates applicable thereto and continuations and conversions thereof, shall mean either of the Borrower or Interface.'

           3. Section 2.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

           "SECTION 2.01. Commitment and Revolving Credit Note. Subject to and upon the terms and conditions set forth in this Agreement, the Bank establishes until August 5, 1996 a revolving credit in favor of the Primary Credit Party, jointly and severally, in aggregate principal at any one time outstanding not to exceed $4,250,000 (the "Commitment"). Within the limits of the Commitment, the Primary Credit Party may borrow, repay and reborrow under the terms of this Agreement; provided, however, that the Primary Credit Party may neither borrow nor reborrow should there exist a Default or an Event of Default (which has not been waived in accordance with the terms of this Agreement). All Borrowings under the Commitment shall be evidenced by a single Revolving Credit Note payable to the Bank in the form of Exhibit A attached hereto with appropriate insertions. The Revolving Credit Note shall be dated the date hereof, shall be payable to the order of the Bank in a principal amount equal to the Commitment, shall bear interest as hereinafter provided and shall mature on August 5, 1996 or sooner should the principal and accrued interest thereon be declared immediately due and payable as provided for hereinafter (the "Termination Date"). The aggregate principal amount of each Borrowing under the Commitment shall be not less than $100,000.00 and shall be in integral multiples of $50,000.00. The Bank shall not have any obligation to advance funds in excess of the amount of the Commitment."

     4. Section 5.04 of the Loan Agreement is hereby deleted in its entirety and the words "INTENTIONALLY OMITTED" substituted in lieu thereof.

     5. Section 7.02 of the Loan Agreement is hereby amended to delete the address for the Borrower set forth therein and to substitute the following in lieu thereof:



                 "If to Borrower:  Interface Flooring Systems, Inc.
                                   2859 Paces Ferry Road
                                   Suite 2000
                                   Atlanta, Georgia 30339

                                   Attention: Daniel T. Hendrix

                                   Telephone: (404) 437-6840
                                   Telecopy: (404) 319-0070


                with a copy to:    Interface, Inc.
                                   2859 Paces Ferry Road
                                   Suite 2000
                                   Atlanta, Georgia 30339

                                   General Counsel

                                   Telephone: (404) 437-6860
                                   Telecopy: (404) 319-6270

                 If to Interface:  Interface, Inc.
                                   2859 Paces Ferry Road
                                   Suite 2000
                                   Atlanta, Georgia 30339





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


                                   Attention: Daniel T. Hendrix

                                   Telephone: (404) 437-6840
                                   Telecopy: (404) 319-0070



                with a copy to:    Interface, Inc.
                                   2859 Paces Ferry Road
                                   Suite 2000
                                   Atlanta, Georgia 30339

                                   General Counsel

                                   Telephone: (404) 437-6860
                                   Telecopy:  (404) 319-6270



     6. All references to the "1993 Credit Agreement" in the Loan Agreement shall hereafter be deemed to refer to the "1995 Credit Agreement" as defined herein.

     7. All references to the "Borrower" in Articles II, III, Sections 6.02, 7.09, 7.10, 7.12, 7.13, 7.14, 7.15, 7.16, 7.17 and 7.18 and in the definitions of "ERISA Affiliate," "Interest Period" and "Revolving Credit Note" shall hereafter be deemed to refer to the "Primary Credit Party".

     8. Exhibit "A" to the Loan Agreement is hereby deleted in its entirety and Exhibit "A" attached hereto and incorporated herein by this reference is hereby substituted therefor and Exhibit "B-1" to the Loan Agreement is hereby deleted in its entirety and Exhibit "B-2" thereto is hereby renamed Exhibit "B".

     C. MISCELLANEOUS.

     1. This Fifth Amendment shall be effective upon the receipt of the Bank of a duly executed counterpart of this Fifth Amendment in its office in Atlanta, Georgia together with duly executed revolving credit note in the form of Exhibit "A" attached hereto. Upon such receipt all references to the Loan Agreement shall mean the Loan Agreement as amended by this Fifth Amendment, all references to the "Revolving Credit Note" or "Note" shall mean the revolving credit note delivered pursuant hereto, and all




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


references to the "Termination Date" shall mean the Termination Date as defined in this Fifth Amendment. Except as expressly provided in this Fifth Amendment, the execution and delivery of this Fifth Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or waiver of the noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Fifth Amendment, the Loan Agreement shall remain in force and effect.

     2. This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     3. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.




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



     IN WITNESS WHEREOF the parties hereto have caused this Fifth Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written on this 30th day of June, 1995.


                                   INTERFACE FLOORING SYSTEMS, INC.


                                   By: ----------------------------


                                      Title: ----------------------


                                   Attest: ------------------------
                                          Title: ------------------

                                              [Corporate Seal]


                                   INTERFACE, INC.


                                   By: ----------------------------
                                      Title: ----------------------


                                   Attest: ------------------------
                                          Title: ------------------

                                             [Corporate Seal]


                                   TRUST COMPANY BANK


                                   By: ----------------------------
                                      Title: ----------------------


                                   By: ----------------------------
                                      Title: ----------------------




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



THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE TERMS OF THE FOREGOING FIFTH AMENDMENT AND HEREBY RATIFY AND CONFIRM THAT THE GUARANTY AGREEMENT REMAINS IN FULL FORCE AND EFFECT AS OF THIS 30TH DAY OF JUNE, 1995:



INTERFACE EUROPE, INC., formerly,
     Interface International, Inc.


By:
   -----------------------------
   Title:
         -----------------------

ROCKLAND REACT-RITE, INC.


By:
   -----------------------------
   Title:
         -----------------------


INTERFACE RESEARCH CORPORATION


By:
   -----------------------------
   Title:
         -----------------------


PANDEL, INC.


By:
   -----------------------------
   Title:
         -----------------------

                                   EXHIBIT A

                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE





U.S. $4,250,000.00                                      ___________ __, 1995
                                                        Atlanta, Georgia




     FOR VALUE RECEIVED, the undersigned INTERFACE FLOORING SYSTEMS, INC., a Georgia corporation (herein called the "Borrower") and INTERFACE, INC., a Georgia corporation (herein called "Interface;" the Borrower and Interface collectively referred to herein as the "Primary Credit Party") hereby, jointly and severally, promise to pay to the order of TRUST COMPANY BANK, a Georgia banking corporation (herein, together with any subsequent holder hereof, called the "Bank"), the lesser of (i) the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,250,000.00) or (ii) outstanding principal amount of the Borrowings made by the Primary Credit Party pursuant to the terms of the Loan Agreement referred to below on the earlier of (x) August 5, 1996 and (y) the date on which all amounts outstanding under this Revolving Credit Note have become due and payable pursuant to the provisions of Article VI of the Loan Agreement. The Primary Credit Party likewise promises to pay interest on the outstanding principal amount of each such Borrowing, at such interest rates, payable at such times, and computed in such manner, as are specified in the Loan Agreement in strict accordance with the terms thereof.

     The Bank shall record all Borrowings made pursuant to the Loan Agreement and all payments of principal of such Borrowings and, prior to any transfer hereof, shall endorse such Borrowings and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that delay or failure of the Bank to make any such endorsement or recordation shall not affect the obligations of the




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

Primary Credit Party hereunder or under the Loan Agreement with respect to the Borrowings evidenced hereby.

     Any principal or interest (to the extent permitted by law) due under this Revolving Credit Note that is not paid on the due date therefor, whether on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 2.15 of the Loan Agreement.

     All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the office of the Bank specified in the Loan Agreement.

     This Revolving Credit Note is issued pursuant to, and is the Revolving Credit Note referred to in, the Loan Agreement dated as of August 5, 1991 among the Primary Credit Party and the Bank, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated as of June 30, 1992, as further extended and amended by that certain Second Amendment to Revolving Credit Loan Agreement dated as of August 5, 1993, as further amended by that certain Third Amendment to Revolving Credit Agreement dated as of June 15, 1994, as further extended and amended by that certain Fourth Amendment to Revolving Credit Agreement dated as of August 5, 1994 and as further extended and amended by that certain Joinder Agreement and Fifth Amendment to Revolving Credit Agreement dated as of even date herewith (as the same may be further amended, modified and supplemented from time to time, the "Loan Agreement"), and the Bank is and shall be entitled to all benefits thereof and all Guaranties executed and delivered to the Bank in connection therewith. Terms defined in the Loan Agreement are used herein with the same meaning. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     The Primary Credit Party agrees to make payments of principal on the dates and in the amounts specified in the Loan Agreement in strict accordance with the terms thereof.

     This Revolving Credit Note may be prepaid in whole or in part without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment in accordance with the terms and conditions of Section 2.06 of the Loan Agreement.

     In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Revolving Credit Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Loan Agreement. The Primary Credit Party agrees to pay, and save the Bank harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred, arising in connection with the enforcement by the Bank of any of its rights under this Revolving Credit Note or the Loan Agreement.

     This Revolving Credit Note has been executed and delivered in Georgia and the rights and obligations of the Bank and the Primary Credit Party hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     This Revolving Credit Note extends and replaces that certain
Revolving Credit Note dated as of August 5, 1991 and later replacements thereof, in each case made by the Company to the Bank in the principal amount hereof, and is not being given by the Primary Credit Party or accepted by the Bank as a novation thereof.

     The Primary Credit Party expressly waives any presentment, demand, protest or notice in connection with this Revolving Credit Note, now or hereafter required by applicable law. Time is of the essence of this Revolving Credit Note.

     IN WITNESS WHEREOF, the Primary Credit Party has caused this Revolving Credit Note to be executed and delivered by its duly authorized officers as of the date first above written.

                                   INTERFACE FLOORING SYSTEMS, INC.


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                      Attest:
                                             ----------------------------
- -----------------------------------        Name:
                                           Title:
- -----------------------------------
- -----------------------------------                [CORPORATE SEAL]

                                      INTERFACE, INC.


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:



                                      Attest:
                                             ----------------------------
- ----------------------------------
                                            Name:
                                            Title:
- ----------------------------------
- ----------------------------------                 [CORPORATE SEAL]

                      BORROWINGS AND PAYMENTS OF PRINCIPAL




                                                 Last Day of
             Amount                 Amount of    Applicable
               of       Interest    Principal     Interest       Notation
Date        Borrowing     Rate       Prepaid       Period        Made By
- -------------------------------------------------------------------------









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